Debentures	12 Months Ended
Apr. 30, 2021
Borrowings [Abstract]
DEBENTURES
11.	DEBENTURES

On April 5, 2018, the Company completed a nonconvertible debenture (the "Debentures") financing in the principal amount of $4.3 million (the “Offering”). The Debentures were unsecured, bore interest at a rate of 10% per annum, payable semi-annually, and were due eighteen months from the date of issue. Under the Offering, a holder of a Debenture received 7,500 detachable share purchase warrants (the "Warrants") for every $25,000 of Debentures subscribed for by the holder. The Warrants are exercisable at $3.50 per share for a period of four years from the date of issue.  The fair value of the Debentures at the time of issue was calculated as the discounted cash flows assuming a 15% effective interest rate. The fair value of the Warrants was determined at the time of issue as the difference between the face value and the fair value of the Debentures. On initial recognition, the Company bifurcated $4.0 million to the carrying value of the Debentures and $248,875 to the Warrants.

Under the Offering, the Company paid the following finder's fees: $10,300 in cash, 116,064 shares of the Company with a fair value of $383,010, and 83,188 finder’s warrants valued at $187,627.  The fair value of the finder’s warrants was estimated on the date of issue using the Black-Scholes option valuation model with the following weighted average assumptions: dividend yield of $nil, risk free interest rate of 1.60%, expected life of 4 years and expected volatility based on the historical volatility of similar companies of 100%.  The total fair value of the finder’s fees was allocated pro-rata based on the carrying values of the Debentures and Warrants, with $546,934 allocated to the Debentures and $34,003 allocated to the Warrants.

On October 25, 2018, the Company settled $1.4 million of the Debentures by issuing 275,400 units at a price of $5.00 per unit. Each unit consisted of one common share of the Company and one share purchase warrant, with each warrant entitling the holder to purchase an additional share at $6.25 for two years. The fair value of the 275,400 common shares issued was determined to be $1.1 million. The fair value of the warrants issued was determined to be $283,000 and estimated on the date of issue using the Black-Scholes option valuation model with the following weighted average assumptions: dividend yield of $nil, risk free interest rate of 1.58%, expected life of 2 years and expected volatility based on the historical volatility of similar companies of 68.7%.  The settlement resulted in a loss of $189,715.

On September 26, 2019, the Company modified the terms of $2.8 million Debentures to extend the due date by 6 months to March 26, 2020, with the ability to pay earlier with no penalty, and increased the interest rate to 12.5%. The remaining debentures of $125,000 were paid on maturity.

On March 26, 2020, the Company settled $700,000 of the Debentures plus accrued interest of $46,875 by issuing 248,959 common shares.  The fair value of the 248,959 common shares issued was determined to be $858,906.  The settlement resulted in a loss of $112,031.  $50,000 of the Debentures were paid on maturity.  The maturity date of the remaining Debentures of $2,000,000 was extended to September 26, 2020.  The Company repaid the remaining balance of $2.0 million plus interest of $61,644 during the year ended April 30, 2021.

The changes in the value of the Debentures during the years ended April 30, 2021 and 2020 are as follows:

(in thousands)	$
Balance, April 30, 2019	2,708
Accretion expense	167
Repayment	(175)
Settlement of debentures	(700)
Balance, April 30, 2020	2,000
Repayment	(2,000)
Balance, April 30, 2021	—